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                        METROPOLITAN SERIES FUND, INC.
                      SUPPLEMENT DATED FEBRUARY 17, 2004
                      TO THE PROSPECTUS DATED MAY 1, 2003

                              BALANCED PORTFOLIO

   The following information supplements the Metropolitan Series Fund, Inc. (the "Fund") prospectus dated May 1, 2003 (the "Prospectus"). You should keep this supplement to the Prospectus for future reference.

   On February 5, 2004, the Board of Directors of the Fund voted unanimously to approve, subject to shareholder approval, a proposal to reorganize the Balanced Portfolio (the "Portfolio") into the MFS Total Return Portfolio (the "Total Return Portfolio," and together with the Portfolio, the "Portfolios"). The investment objective of the Total Return Portfolio is to seek a favorable total return through investment in a diversified portfolio. The Total Return Portfolio invests 40% to 75% of its net assets in common stocks and related securities and 25% to 60% of its net assets in fixed-income securities. Massachusetts Financial Services Company ("MFS"), subadviser to the Total Return Portfolio, generally focuses the equity portion of the Total Return Portfolio on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more). The fixed-income portion of the Total Return Portfolio invests primarily in investment grade fixed-income securities, but the Total Return Portfolio may invest up to 20% of its net assets in high yield debt securities.

   If shareholders of the Portfolio approve the proposal, all of the assets of the Portfolio will be transferred to the Total Return Portfolio and shareholders of the Portfolio will receive shares of the Total Return Portfolio in exchange for their shares of the Portfolio. Shareholders who owned shares of the Portfolio on January 31, 2004 will receive further information regarding the reorganization in a proxy statement/prospectus in March 2004. These shareholders will also receive voting instruction cards with which to vote on the reorganization at a special meeting to be held on or about April 30, 2004. If approved by the shareholders, the reorganization will close on or about April 30, 2004.

   If the proposed reorganization is approved:

  . Class A shares of the Portfolio held through insurance products that currently offer Class A shares of the Total Return Portfolio as an investment option (the "Group I shareholders") will receive Class A shares of the Total Return Portfolio.

  . Class A shares of the Portfolio held through insurance products that do not currently offer Class A shares of the Total Return Portfolio as an investment option (the "Group II shareholders") will receive Class E shares of the Total Return Portfolio. Unlike Class A shares of the Portfolio, Class E shares of the Total Return Portfolio are subject to a 12b-1 fee of 0.15%.

  . Class E shareholders of the Portfolio will receive Class B shares of the Total Return Portfolio. Class B shares of the Total Return Portfolio are subject to a 12b-1 fee of 0.25%, whereas Class E shares of the Portfolio are subject to a 12b-1 fee of 0.15%.

   Although Group II shareholders and Class E shareholders of the Portfolio will pay higher 12b-1 fees as Class E and Class B shareholders, respectively, of the Total Return Portfolio, it is expected that all shareholders of the Portfolio will bear lower total operating expenses as a result of the proposed reorganization, because the other expenses of the Total Return Portfolio are lower, in the aggregate as a percentage of total Portfolio assets, than those of the Portfolio.

   Although MetLife Advisers, LLC, the Portfolios' investment adviser, will bear the legal and accounting fees and expenses and other fees and expenses incurred in connection with the consummation of the reorganization (including transaction costs in connection with the sale of portfolio securities that are not permitted investments of the Total Return Portfolio), the Portfolios will pay transaction costs in connection with the purchase or sale of other securities in order to align the security holdings of the two Portfolios.